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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: June 12, 1998




                         Commission file number 1-12579



                                OGE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

               Oklahoma                                73-1481638
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                 Identification No.)


                                321 North Harvey
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)


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Item 5. Other Events


     In connection with the Company's previously announced two-for-one stock split to be effective June 15, 1998 and pursuant to Rule 416(b) under the Securities Act of 1933, the number of shares of common stock of OGE Energy registered by Post-Effective Amendment No. 1-B to Registration Statement 33-61699 has been increased from 3,000,000 shares to 5,448,941 shares.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         OGE ENERGY CORP.
                                           (Registrant)


                    By           /s/    James R. Hatfield
                      ------------------------------------------------
                                        James R. Hatfield
                                   Vice President and Treasurer

                    (On behalf of the registrant and in his capacity
                     as Vice President and Treasurer)



June 12, 1998